AUGUST 1, 2000


                                 (AS AMENDED JANUARY 10, 2001)

                                AUSTIN GLOBAL EQUITY FUND

AUSTIN GLOBAL EQUITY FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK OF COMPANIES DOMICILED IN THE UNITED STATES AND ABROAD.

THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                     2

PERFORMANCE                                                             4

FEE TABLE                                                               5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS                                                     6

MANAGEMENT                                                              9

YOUR ACCOUNT                                                           11

         HOW TO CONTACT THE FUND                                       11
         GENERAL INFORMATION                                           11
         BUYING SHARES                                                 12
         SELLING SHARES                                                14
         EXCHANGE PRIVILEGES                                           16
         RETIREMENT ACCOUNTS                                           17

OTHER INFORMATION                                                      18

FINANCIAL HIGHLIGHTS                                                   19

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

AUSTIN GLOBAL EQUITY FUND (THE "FUND") SEEKS CAPITAL APPRECIATION.

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

CONVERTIBLE SECURITY means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for shares of a foreign based company held by a U.S. bank that entitles the holder to all dividends.

PRINCIPAL INVESTMENT STRATEGY

The Fund's adviser (the "Adviser") studies political and economic developments in various countries to identify those which offer the best investment opportunities. Currently, the Fund invests primarily in the common stock (including ADRs) and securities convertible into common stock of companies based in the United States, Europe, Japan and the Pacific Basin. The Fund principally invests in the common stock of companies that have above average growth potential. The Fund also invests in companies that are experiencing growth but whose growth has not been recognized by the market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:
     o    The U.S. or foreign stock markets go down
     o The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
     o    The Adviser may make poor investment decisions

RISKS OF FOREIGN SECURITIES Because investing in the securities of foreign companies can have more risk than investing in U.S. based companies, an investment in the Fund may have the following additional risks:
     o Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars
     o There may not be sufficient public information regarding foreign issuers
     o Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
     o Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation may affect the operations of foreign issuers and the value of their securities
     o Fluctuations in currency exchange rates may adversely affect the value of foreign securities

These risks may be greater for securities of issuers located in emerging or developing markets.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
     o    Are willing to tolerate global risk
     o Are willing to tolerate significant changes in the value of your investment
     o    Are pursuing a long-term goal
     o    Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:
     o Want an investment that pursues market trends or focuses only on particular sectors or industries
     o    Need regular income or stability of principal
     o    Are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart illustrates the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for each full calendar year that the Fund has operated.

[EDGAR Representation of Bar Chart]
1994 - 2.10%
1995 - 22.62%
1996 - 14.53%
1997 - 23.93%
1998 - 22.90%
1999 - 55.89%

The calendar year-to-date total return as of June 30, 2000 was -3.16%.

During the periods shown in the chart, the highest quarterly return was 45.98% (for the quarter ended December 31, 1999) and the lowest quarterly return was -13.62% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total return as of December 31, 1999 to the Morgan Stanley Capital International World Index ("MSCI World Index").

YEAR(S)                                    AUSTIN GLOBAL                    MSCI
                                            EQUITY FUND                 WORLD INDEX
1  Year                                        55.89%                      24.93%
5  Years                                       27.24%                      19.76%
Since Inception (12/3/93)                      22.39%                      17.84%(1)

(1) For the period 11/30/93 - 12/31/99.

The MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the MSCI World Index's performance does not reflect the effect of expenses.

                                                                      FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales (Load) Imposed on Purchases                                       None
      Maximum Sales (Load) Imposed on Reinvested Distributions                        None
      Maximum Deferred Sales Charge (Load)                                            None
      Redemption Fee                                                                  None
      Exchange Fee                                                                    None

ANNUAL FUND OPERATING EXPENSES(1)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     Management Fees                                                                  1.50%
     Distribution (12b-1) Fees                                                         None
     Other Expenses                                                                   0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                  2.24%

(1) Based on amounts incurred during the Fund's fiscal year ended March 31, 2000 stated as a percentage of assets.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $227            $700            $1,200          $2,575

INVESTMENT OBJECTIVE,
PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

THE ADVISER'S PROCESS First, the Adviser studies the political and economic developments in various foreign countries in order to determine which country offers the best investment opportunity. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, changes in governmental policy and leadership, and the laws and taxes relating to foreign investors. Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan and the Pacific Basin.

CONCEPTS TO UNDERSTAND

FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

GROSS DOMESTIC PRODUCT means the value of a country's goods and services produced during a certain period of time, usually one year.


The Adviser relies primarily on fundamental analyses of prospective companies to identify those companies with above average growth and/or appreciation potential. The Adviser also uses fundamental analysis to identify companies that are experiencing growth but whose growth has not been recognized by the market.

In order to avoid the risks of foreign investments due to the different accounting and disclosure requirements imposed on foreign companies, the Adviser routinely invests in ADRs. Because ADRs are traded in the U.S. markets and more information is available about the issuer, the Adviser can evaluate the fundamentals of the issuer more easily.

The Adviser continuously monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies.
The Adviser may sell a security if:
     o    The underlying company experiences a decline in financial condition
     o    The   underlying   company   experiences  a  significant   erosion  in
          profitability, earnings or cash flow
     o    The stock is overvalued compared to its fundamentals
     o    The Fund's holding of a stock is oversized compared to other holdings
     o    There are negative trends in inflation, recession or interest rates

INVESTMENT POLICIES Under normal circumstances, the Fund invests primarily in common stock (including ADRs) and convertible securities of issuers located in three or more countries. The Fund generally invests more of its assets in the securities of U.S. issuers and ADRs than in the securities of foreign issuers. Currently, the Fund limits its investments in any one country or in securities denominated in any one currency to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers or securities denominated in the U.S. dollar. The Fund intends to invest up to 25% of its total assets in companies in the telecommunications industry.

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and money market instruments. As a result, the Fund may be unable to achieve its investment objective.

Principal Investment Risks

GENERAL The Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program. Finally, there is also the risk that the Adviser may make poor investment decisions.

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:
     o Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars
     o There may not be sufficient public information regarding foreign issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
     o Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
     o Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
     o Fluctuations in currency exchange rates may adversely affect the value of foreign securities

     o    Foreign  securities  and their  markets  may be less  liquid than U.S.
          markets
     o Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
     o Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
     o Foreign brokerage commissions and custody fees are generally higher than those in the U.S.

These risks may be greater for investments in issuers located in emerging or developing markets. These markets may be under capitalized, may have less developed legal and financial systems or may have less stable currencies than markets of developed countries.

                                                                      MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser is Austin Investment Management, Inc., 375 Park Avenue, New York, New York 10152. The Adviser is a privately owned company, controlled by Peter Vlachos.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2000, the Adviser received the full fee.

As of June 30, 2000, the Adviser had approximately $310 million in assets under management.

PORTFOLIO MANAGER

PETER VLACHOS, President and Chief Portfolio Manager of the Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception on December 3, 1993. Mr. Vlachos has over 30 years of experience in the investment industry and prior to his association with the Adviser in 1989, he was a portfolio manager at Neuberger & Berman, Inc.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of June 30, 2000, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $120 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays for all of its expenses. The Fund's expenses are comprised of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                    YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Forum Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  Forum Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
 (800) 754-8759 (Toll Free)
 (207) 879-0001

WIRE INVESTMENTS (OR ACH PAYMENTS) TO US AT:
 Bankers Trust Company
 New York, New York
 ABA #021001033

 FOR CREDIT TO:
 Forum Shareholder  Services,  LLC
 Account #  01-465-547
 Austin  Global  Equity Fund
 (Your Name)
 (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share (NAV) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 12 through 16). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

CHECKS For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Austin Global Equity Fund" or to one or more owners of the account and endorsed to "Austin Global Equity Fund." For all other accounts, the check must be made payable on its face to "Austin Global Equity Fund." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This service allows you to purchase shares through an electronic transfer of money from a checking or savings account. When you make a payment by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. Your financial institution may charge you a fee for this service. You may call
(800) 754-8759 to request an ACH transaction

WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                            MINIMUM INITIAL       MINIMUM ADDITIONAL
                                               INVESTMENT             INVESTMENT
Standard Accounts                                $10,000                $2,500
Traditional and Roth IRA Accounts                $ 2,000                $1,000
Accounts With Systematic Investment Plans        $   250                $  250

ACCOUNT REQUIREMENTS

                      TYPE OF ACCOUNT                                              REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS                  o Instructions must be signed by all persons
Individual accounts are owned by one person, as are sole              required to sign exactly as their names appear
proprietorship accounts. Joint accounts have two or more              on the account
owners (tenants)
GIFTS OR  TRANSFERS  TO A MINOR (UGMA, UTMA)                        o Depending on state laws, you can set up a
These  custodial accounts  provide a way to give money to             custodial account under the UGMA or the UTMA
a child and obtain tax benefits                                     o The custodian must sign instructions in a
                                                                      manner indicating custodial capacity
BUSINESS ENTITIES                                                   o Submit a Corporate/Organization Resolution
                                                                      form or similar document
TRUSTS                                                              o The trust must be established before an
                                                                      account can be opened
                                                                    o Provide a certified trust document, or the
                                                                      pages from the trust document, that identify the
                                                                      trustees

INVESTMENT PROCEDURES

                  HOW TO OPEN AN ACCOUNT                                         HOW TO ADD TO YOUR  ACCOUNT
BY CHECK                                                                    BY CHECK
o Call  or  write  us  for  an  account  application  (and                  o Fill out an investment slip from a
  Corporate/Organization  Resolution  form, if  applicable)                   confirmation or write us a letter
o Complete the application  (and resolution form)                           o Write your account number on your check
o Mail us your  application (and resolution form) and a check               o Mail us the slip (or your letter) and the check


BY WIRE                                                                     BY WIRE
o Call or write us for an  account application (and                         o Call to notify us of your incoming wire
  Corporate/Organization Resolution form, if applicable)                    o Instruct your bank to wire your money to us
o Complete the application (and resolution form)
o Call us to fax the completed application (and resolution
  form) and we will assign you an account number
o Mail us your original application (and resolution form)
o Instruct your bank to wire your money to us


BY ACH PAYMENT                                                              BY SYSTEMATIC INVESTMENT
o Call or write us for an account application (and                          o Complete the systematic investment section of
  Corporate/Organization Resolution form, if applicable)                      the application
o Complete the application (and resolution form)                            o Attach a voided check to your application
o Call us to fax the completed application (and resolution                  o Mail us the completed application and voided check
  form) and we will assign you an account number
o Mail us your original application (and resolution form)
o Make an ACH payment


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances , the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the  redemption  proceeds
o Obtain a signature guarantee (if required)
o Obtain other  documentation  (if required)
o Mail us your request and  documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or
o Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is  registered
  o Additional  form of identification
o Redemption proceeds will be:
  o Mailed to you or
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us the completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Specific requirements are listed in the SAI or may be obtained by calling the Transfer Agent.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

You may exchange your Fund shares and buy shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

                                 HOW TO EXCHANGE
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The names of each fund you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact  name(s) in which  account is  registered
  o Additional form of identification

16

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

DISTRIBUTIONS

The Fund distributes its net investment income annually and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. The Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your Fund shares.

The Fund's distribution of net income generated by investments in foreign securities may be subject to foreign income or other taxes.

If you buy shares shortly before the Fund makes a distribution, you may pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund will send you information about the income tax status of the Fund's distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state, local and foreign tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. The Fund's financial statements and the auditor's report are included in the Annual Report dated March 31, 2000, which is available upon request, without charge.

                                                                        Year/Period Ended
                                                March 31,   March 31,   March 31,   March 31,   June 30,
                                                  2000        1999        1998        1997       1996
                                                ---------   ---------   ---------   ---------   --------
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share              $16.58      $16.27      $12.84      $13.19      $11.60
Income from Investment Operations:
  Net investment income (loss)                    (0.21)       0.15       (0.07)      (0.11)      (0.12)
  Net realized and unrealized gain
  (loss) on investments                           11.59        1.32        4.95        0.86        1.98
Total from Investment Operations                  11.38        1.47        4.88        0.75        1.86
Less Distributions:
  From net investment income                        _         (0.14)        _           _           _
  From net realized capital gain                    _         (0.90)      (1.45)      (1.10)      (0.27)
  From return of capital                            _         (0.12)        _           _           _
Total Distributions                                 _         (1.16)      (1.45)      (1.10)      (0.27)
Ending Net Asset Value Per Share                 $27.96      $16.58      $16.27      $12.84      $13.19
OTHER INFORMATION
Ratios to Average Net Assets:
  Net expenses                                     2.24%       2.42%       2.50%       2.50%(b)    2.50%
  Gross expenses(a)                                2.24%       2.42%       2.69%       3.38%(b)    3.25%
  Net investment income (loss)                    (1.06%)      0.92%      (0.50%)     (1.09%)(b)  (0.98%)
Total Return                                      68.64%       9.51%      39.88%       5.38%      16.22%
Portfolio Turnover Rate                              49%         51%         57%         45%         94%
Net Assets at End of Period
  (in thousands)                                 $42,521     $22,014     $15,379     $10,289     $10,326

(a)  Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.
(b) Annualized.


                              FOR MORE INFORMATION                               LOGO

            The following documents are available free upon request:

                          ANNUAL/SEMI-ANNUAL REPORTS                             AUSTIN GLOBAL EQUITY FUND
       Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. In the
         Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
                 Fund's performance during its last fiscal year.

                 STATEMENT OF  ADDITIONAL  INFORMATION  ("SAI")
        The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                             CONTACTING THE FUND

         You can get a free copy of both reports, the SAI, request other information and discuss your questions about the Fund by
                             contacting the Fund at:

                         FORUM SHAREHOLDER SERVICES, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8759
                                 (207) 879-0001

                SECURITIES  AND  EXCHANGE  COMMISSION  INFORMATION
     You can also review the Fund's reports and SAI at the Public Reference
      Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov
                                                                                Forum Funds
            Free copies of the reports and SAI are available from the           P.O. Box 446
                     SEC's Internet Web Site at www.sec.gov.                    Portland, Maine 04101
                                                                                (800) 754-8759
                   Investment Company Act File No. 811-3023                     (207) 879-0001
